Exhibit 99.2

Matson Second Quarter 2016 Earnings Conference Call MATX Matson. Second Quarter 2016 Earnings Conference Call IAugust 2, 2016-Slide 1 111111111 NYSE

Forward Looking Statements

Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, August 2, 2016.

We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 8-15 of our 2015 Form 10-K filed on February 26, 2016, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance.

We do not undertake any obligation to update our forward-looking statements.



MATX LISTED NYSE

Second Quarter 2016 Earnings Conference Call | August 2, 2016 – Slide 2

Matson.

Opening Remarks

- Matson's core businesses delivered operating results in line with our expectations
  - Significantly lower China freight rates YOY
  - Hawaii container volume up 8.4% YOY
  - Integration of Alaska operations substantially complete
- Looking to the remainder of 2016
  - Focus on closing and integrating the recently announced acquisition of Span Alaska
  - Expect core businesses to continue to generate significant cash flow
  - Continue to evaluate ordering two additional new vessels to complete renewal of Hawaii fleet


Matson

MATX LISTED NYSE

Second Quarter 2016 Earnings Conference Call | August 2, 2016 – Slide 3

Matson.

Net Income, EBITDA , EPS – 2Q 2016 $11.4 $13.5 $0.16 $6.9 $0.17 $7.6 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 4 Impact of costs related to Molasses Settlement Impact of Acquisition related SG&A in excess of incremental run-rate target

Net Income, EBITDA , EPS – YTD 2016 $11.4 $13.5 $0.16 $6.9 $0.17 $7.6 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 5 Impact of costs related to Molasses Settlement Impact of Acquisition related SG&A in excess of incremental run-rate target

Haw aii Service primary driver Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 6 Second Half 2016 Outlook •Cont inued modest market grow t h expect ed –Const ruct ion act ivit y expect ed t o be a –Expect second half 2 0 1 6 cont ainer volume t o approximat e t he level achieved in t he second half 2 0 1 5 Second Quarter Performance •YOY cont ainer volume grow t h –Compet it ive gains –M odest market grow t h •1 1 -ship f leet deployed

Haw aii Economic Indicat ors • Const ruct ion cycle cont inues t o progress – – Permit t ing and job creat ion picked up considerably in 2 0 1 5 Beginning t o see increased act ivit y on t he Neighbor Islands • • Year-t o-dat e 2 0 1 6 , Haw aii’ s visit or indust ry t racking ahead of 2 0 1 5 record pace Healt hy labor market w it h low unemployment Sources: UHERO: Universit y of Haw aii Economic Research Organizat ion; COUNTY FORECA ST, M ay 2 0 , 2 0 1 6 , ht t p://w w w .uhero.haw aii.edu Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 7 Indicator (% Change YOY) 2014 20152016F 2017F2018F Real Gross Domestic Product 1 .3 3 .9 2 .9 2 .21 .5 Visitor Arrivals 2 .3 4 .3 1 .6 1 .10 .8 Construction Jobs 3 .5 8 .6 9 .7 2 .00 .3 Unemployment Rate (% ) 4 .4 3 .6 3 .0 2 .93 .0 Residential Building Permits (9.8) 59.3 5 .9 5 .11 .1 Non-Residential Building Permits 28.8 (5.6) 11.0 4 .3(4.8)

China Expedited Service (CLX)



Container Volume
20,000
15,000
10,000
5,000
0
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16



Average Shanghai Containerized Freight Index
(Spot Rates per FEU)
$3,100
$2,600
$2,100
$1,600
$1,100
$600
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13
Jan-14
May-14
Sep-14
Jan-15
May-15
Sep-15
Jan-16
May-16

Source: Shanghai Shipping Exchange

Second Quarter Performance

- Significantly lower China freight rates and lower volume
  - International ocean freight rates, as represented by the SCFI, at historic lows
  - Absence of exceptionally high demand related to the USWC labor disruption in 2015

Second Half 2016 Outlook

- Expect Matson's average freight rates significantly lower than 2015
- Expect Matson's rate premium to endure

MATX LISTED NYSE
Second Quarter 2016 Earnings Conference Call | August 2, 2016 – Slide 8
Matson.

Guam Service January 2 01 6 Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 9 Second Quarter Performance •M odest market grow t h w as of f set by compet it ive losses t o bi-w eekly U.S. f lagged service t hat launched in Second Half 2016 Outlook •Expect st eady market w it h economic grow t h •Expect modest compet it ive volume losses

A laska Service Volume included in Matson’s results post-closing of Alaska Acquisition on May 29, 2015 Volume included in Horizon’s results Horizon/M at son volume in 2 Q1 5 • Subst ant ially complet ed int egrat ion Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 10 Second Quarter Performance •2 Q1 6 volume moderat ely low er t han –M ut ed economic act ivit y Second Half 2016 Outlook •Expect economic headw inds t o cont inue •Expect M at son’ s cont ainer volume t o be modest ly low er t han second half 2 0 1 5

Alaska Economic Indicators – Anchorage Outlook Economic impact of sharp decline in oil prices has yet to fully materialize Economy more resilient and diversified than in 1986-88 recession Unemployment remains low at 5.3 percent Health Care sector and Visitor industry remain a source of growth and stability Indicator (% Change YOY, except oil price) 2014 2015 2016F 2017F 2018F Oil Price (ANS West Coast, $ per barrel) 98 52 40 50 53 Population (0.2) (0.5) (0.5) (0.5) 0.0 Employment (number of jobs) (0.4) 0.7 (1.0) (1.0) 0.0 Personal Income 5.1 3.8 (2.1) 1.1 3.2 Air Passenger Volumes 2.0 6.0 2.9 2.1 1.9 Building Permit Values 7.9 (19.4) (4.9) 0.0 0.0 Sources: AEDC: Anchorage Economic Development Corporation; 2016 3-YEAR ECONOMIC OUTLOOK, July 27, 2016, http://aedcweb.com/project/anchorage-3-year-economic-outlook-2016/ Second Quarter 2016 Earnings Conference Call August 2, 2016 - Slide 11

SSAT Joint Venture


Equity in Income from Joint Venture
(in $ millions)
$6.0
$4.0
$2.0
$0.0
$3.1
$1.2
$3.4
$5.2
$4.5
$3.4
$2.6
$3.0
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16


Matson

Second Quarter Performance

- Terminal joint venture contribution was $2.2 million lower YOY
- Improved lift volume more than offset by the absence of the benefits related to the clearing of international cargo volume after the U.S. West Coast labor disruptions in the second quarter 2015

Second Half 2016 Outlook

- Well positioned in Oakland for increased lift volumes due to closure of competitor's terminal
- Expect operating income contribution slightly higher than second half 2015

MATX LISTED NYSE
Second Quarter 2016 Earnings Conference Call | August 2, 2016 – Slide 12
Matson.

Matson Logistics to Acquire Span Alaska

- July 18, 2016 – Announced Matson Logistics to purchase 100% of Span Alaska
- Market leader providing Less-than-Container Load ("LCL") freight consolidation and forwarding services to the Alaska market
- Significantly expands Matson Logistics' asset light platform and enhances service offering
- Solidifies Matson's position as a critical freight transportation provider in the Alaska market

Purchase Price	• Cash purchase price of $197.6 million; no assumed debt • Present value of tax benefit related to step-up in tax basis of assets estimated at approximately $35 million
Transaction Multiples	• ~9.4x estimated current annual run-rate EBITDA of approximately $21 million • ~7.7x estimated current annual run-rate EBITDA net of estimated tax benefit
EPS Accretion	• Immediate EPS accretion (excl. one-time items): – Expect approximately $0.10 to $0.12 annual EPS accretion
Timing	• HSR early termination has been received; Expect to close in early August, subject to customary closing conditions

MATX LISTED NYSE

Second Quarter 2016 Earnings Conference Call | August 2, 2016 – Slide 13

Matson.

M at son Logist ics Source: A ssociat ion of A merican Railroads Span A laska acquisit ion Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 14 Second Half 2016 Outlook •Focus on closing and int egrat ing t he •Expect 2 0 1 6 operat ing income t o modest ly exceed t he 2 0 1 5 level of $ 8 .5 million (excluding any f ut ure ef f ect s of t he pending t ransact ion w it h Span A laska) Second Quart er Perf ormance •Low er int ermodal yield •Part ially of f set by higher volume

2 Q2 0 1 6 Operat ing Income $11.4 $13.5 Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 15 2Q15 2Q16 Change Revenue $100.9 $96.8 $(4.1) Operating Income $2.3 $2.2 $(0.1) Oper. Income M argin 2.3% 2.3% 2Q15 2Q16 Change Revenue $346.7 $370.9 $24.2 Operating Income $31.4 $33.9 $2.5 Oper. Income M argin 9.1% 9.1% SSAT had a $3.0 million contribution in 2Q16 compared to a $5.2 million contribution in 2Q15 Impact of costs related to Molasses Settlement Impact of Acquisition related SG&A in excess of incremental run-rate target 2 Q16 Consolidat ed Operat ing Income of $ 36.1 million versus $ 3 3 .7 million in 2 Q15

YTD 2 0 1 6 Operat ing Income $11.4 $13.5 Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 16 SSAT had a $5.6 million contribution in YTD16 compared to a $8.6 million contribution in YTD15 YTD1 5 YTD1 6 Change Revenue $193.6 $ 184.9 $ (8.7) Operating Income $3.3 $3.8 $ 0 .5 Oper. Income M argin 1.7% 2.1% YTD1 5 YTD1 6 Change Revenue $652.2 $ 737.0 $ 84.8 Operating Income $75.3 $ 66.9 $ (8.4) Oper. Income M argin 11.5% 9 .1 % Impact of costs related to Molasses Settlement Impact of Acquisition related SG&A in excess of incremental run-rate target YTD 2 0 1 6 Consolidat ed Operat ing Income of $ 70.7 million versus $ 7 8 .6 million in YTD 2 0 1 5

Liquidit y and Debt Levels • Tot al debt of $ 4 6 2 .8 million, Net debt of $ 4 4 3 .6 million − Net debt to LTM EBITDA of 1.4x • During 2 Q1 6 , M at son repurchased 3 4 0 ,0 0 1 shares at an average price of $ 3 4 .8 5 per share July 1 8 , 2 0 1 6 , ent ered int o a commit ment let t er t o issue $ 2 0 0 million of 1 5 -year senior unsecured not es in early Sept ember 2 0 1 6 • − − − Weighted average life of approximately 8.5 years Interest rate of 3.14 percent Proceeds are expected to be used to pay down the Company’s revolving credit facility and for general corporate purposes Removes need for future financings to fund construction of the two Aloha Class vessels in progress; but still pursuing Title XI financing as an attractive add-on financing alternative Maintains Matson’s financial flexibility and low leverage to allow for additional access to capital in future years should Matson decide to order additional new vessels to complete Hawaii fleet renewal − − Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 17

Pro Forma Capitalization – Span Alaska Acquisition

- Pro Forma Debt / EBITDA (Before Horizon acquisition SG&A and Molasses Settlement) below long-term targeted level of "low 2x's"
- Approximately $345 million of unused capacity under $400 million revolving credit facility

Pro Forma Capitalization as of 6/30/16 *($ in millions)*	MATX	SPAN Transaction (3)	Private Placement Financing (2)	Pro Forma
Revolving Credit Facility	$44.0	$202.6	($200.0)	$46.6
Term Loans	$359.3		$200.0	$559.3
Title XI Bonds	$57.2			$57.2
Capital Leases	$2.3	$1.3		$3.6
Total Debt	**$462.8**			**$666.7**
Less: Cash and Cash Equivalents	$19.2	$0.0	$0.0	$19.2
Net Debt	**$443.6**			**$647.5**
LTM EBITDA (Before Horizon Acquisition SG&A and Molasses Settlement) (1)	**$355.3**	**$21.0**		**$376.3**
Net Debt / EBITDA (Before Horizon Acquisition SG&A and Molasses Settlement) (1)	**1.2x**			**1.7x**
Debt / EBITDA (Before Horizon Acquisition SG&A and Molasses Settlement) (1)	**1.3x**			**1.8x**

(1) Based on Matson's LTM EBITDA (before Horizon acquisition related SG&A and Molasses Settlement) as of June 30, 2016 and current estimated annual run-rate EBITDA for SPAN

(2) Excludes private placement transaction fees

(3) Purchase price of $197.6 million plus estimated one-time pre-tax transaction closing and integration costs of approximately $5.0 million

See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

MATX LISTED NYSE

Second Quarter 2016 Earnings Conference Call | August 2, 2016 – Slide 18

Matson.

Cash Generation and Uses of Cash Sources and Uses of Cash last Twelve Months ended June 30, 2016 (in $ millions) $300 27.5 53.8 $250 221.2 $200 880 $150 33A $100 31.6 sso 37.1 3.4 $0 Cash low -rom Oplaliom Net OCt-\"iitln.llawal New Vessel CapE::l'x Share RefJUlli'Ja tt Increase m Cash (1) Net Uebt RtiiJC:t:fUIE::ml Mamtenance CctJ.:ex UIVIdends (1) Does not include $1.4 miHion incAher oources ct Gash MATX Matson. Second Quarter 2016 Earnings Conference Call IAugust 111111111 NYSE 2, 2016-Slide 19

2016 Outlook

- **Outlook is being provided relative to 2015 operating income and excludes any future effects of the pending transaction with Span Alaska**
- **Ocean Transportation operating income for full year 2016 is expected to be approximately 15 to 20 percent lower than the $187.8 million achieved in 2015; 3Q16 is expected to be approximately 25 percent lower than the $68.9 million achieved in 3Q15**
  - Significantly lower average freight rates in China
  - Higher depreciation and amortization expense due to increased capital and vessel dry-dock spending
  - Hawaii container volume in second half 2016 to approximate second half 2015 level
  - Competitive volume losses in Guam
  - Modestly lower full year contribution from SSAT joint venture
  - Moderately lower Alaska container volume
  - Absence of acquisition related incremental SG&A and Molasses Settlement costs
- **Logistics operating income for full year 2016 expected to modestly exceed 2015 level of $8.5 million**
- **Interest expense for full year 2016 expected to be approximately $23 million**
- **Effective tax rate for full year 2016 expected to be approximately 39 percent**
- **For full year 2016, expect maintenance capex of approximately $85 million, new vessel construction progress payments of $67.2 million, and dry-docking payments of approximately $60 million**
- **For full year 2016, expect depreciation and amortization to total approximately $133 million inclusive of dry-docking amortization of approximately $35 million**

MATX LISTED NYSE

Second Quarter 2016 Earnings Conference Call | August 2, 2016 – Slide 20

Matson.

Summary Remarks

- Second quarter 2016 was in-line with our expectations
- Focus for the remainder of 2016
  - Closing and integrating the Span Alaska acquisition
  - Continuing to evaluate ordering two additional new vessels to complete renewal of Hawaii fleet
  - Delivering on our commitment as the service leader in our markets
- Matson's core businesses continue to generate substantial cash flow that, combined with strong balance sheet, provides ample capacity to:
  - Close the pending Span Alaska acquisition
  - Fund fleet and equipment investments
  - Continue to return capital to shareholders

MATX LISTED NYSE
Second Quarter 2016 Earnings Conference Call | August 2, 2016 – Slide 21
Matson.

Addendum Second Quarter 2016 Earnings Conference Call IAugust 2, 2016-Slide 22

Addendum – Non-GAAP Measures

Matson reports financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization ("EBITDA"), and Net Debt/EBITDA.

NET DEBT RECONCILIATION

(In millions)	June 30, 2016
Total Debt:	$ 462.8
Less: Cash and cash equivalents	(19.2)
Net Debt	$ 443.6

MATX LISTED NYSE

Second Quarter 2016 Earnings Conference Call | August 2, 2016 – Slide 23

Matson.

Addendum – Non-GAAP Measures

EBITDA RECONCILIATION

(In millions)	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Change	Last Twelve Months
Net Income	$ 18.0	$ 9.9	$ 8.1	$ 104.2
Add: Income tax expense	11.6	19.2	(7.6)	63.2
Add: Interest expense	6.5	4.6	1.9	21.0
Add: Depreciation and amortization	23.6	18.6	5.0	94.8
Add: Dry-dock amortization	9.1	5.6	3.5	29.2
EBITDA (1)	$ 68.8	$ 57.9	$ 10.9	$ 312.4

(In millions)	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	Change
Net Income	$ 36.1	$ 34.9	$ 1.2
Add: Income tax expense	23.2	34.8	(11.6)
Add: Interest expense	11.4	8.9	2.5
Add: Depreciation and amortization	47.3	35.2	12.1
Add: Dry-dock amortization	17.2	11.1	6.1
EBITDA (1)	$ 135.2	$ 124.9	$ 10.3

(1) EBITDA is defined as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization (including deferred dry-docking amortization). EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance.

MATX LISTED NYSE

Second Quarter 2016 Earnings Conference Call | August 2, 2016 – Slide 24

Matson.

A ddendum – Non-GA A P M easures EBITDA (before Horizon Acquis ition SG&A and Molas s es Settlement) RECONCILIATION (In millions) Las t Twelve Months Ended 6/30/16 Add: Income tax expens e 63.2 Add: Depreciation and amortization 94.8 EBITDA $312.4 Add: Molas s es Settlement 13.3 Second Quart er 2 0 1 6 Earnings Conf erence Call A ugust 2, 2016 – Slide 25 EBITDA (before Horizon Acquis ition SG&A and Molas s es Settlement) $355.3 Add: Horizon Acquis ition related SG&A in exces s of run-rate target 29.6 Add: Dry-dock amortization 29.2 Add: Interes t expens e 21.0 Net Income $104.2